UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 12, 2004

WORLDQUEST NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation or organization)	0-27751 (Commission file number)	75-2838415 (I.R.S. employer identification number)

14911 QUORUM DRIVE, SUITE 140 DALLAS, TEXAS (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 361-1980

ITEM 5. OTHER EVENTS.

     On April 12, 2004 WorldQuest Networks, Inc. (the “Company”) issued a press release announcing that it has acquired the business of ValuCom™, a provider of long-distance telephony services primarily serving the South Asian market from Rediff.com. A copy of such press release and the information set forth therein are deemed to be furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934.

ITEM 7. EXHIBITS.

     (c) Exhibits

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated April 12, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDQUEST NETWORKS, INC.

Date: April 12, 2004	By:	/s/ Victor E. Grijalva

Victor E. Grijalva Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated April 12, 2004

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